Please see corresponding attached PDF.
 Kirk Skaugen  Senior VP, GM PC Client Group

 “PC”=Personal ComputerStrategies and Innovation to Transform the PC are Paying Off   Key Messages: PC Computing  New User Experiences Will Accelerate PC Refresh  Performance Requirements Growing Again In Broad # of Segments  1.5minute

 “PC”=Personal ComputerStrategies and Innovation to Transform the PC are Paying Off   Key Messages: PC Computing  New User Experiences Will Accelerate PC Refresh  Performance Requirements Growing Again In Broad # of Segments

     Investor Meeting 2013  Revenue  Up Single Digits Operating Margin  Up Double Digits  2014 Forecast*   *Forecast based on Intel estimates  1minute

 Intel Unit Growth  PC TAM Stabilized  The PC Market Landscape  Source: Intel Estimates    Mu  318  315  Range  Gartner TAM365  IDC TAM291  Forecast  Source: IDCSource: Gartner, Forecast: PCs, Ultramobiles and Mobile Phones, Worldwide, 2011-2018, 3Q14 Update, Ranjit Atwal, 9/16/14

 Installed Base = Opportunity    Source: Intel  ~600Mu PCs 4+ Years Old are Ripe for Refresh  1 minutes

     Client Platform & OS InnovationThe Best We Have Seen    Desktop  Notebook and 2 in 1s  1 minutes

     Client Platform & OS InnovationThe Best We Have Seen    Desktop  Notebook and 2 in 1s  Other names and brands may be claimed as the property of others.  1 minutes

 Ultrabook™ IntroductionDrive To Thin  Added Touch  2 in 1Added Chrome OS Support   Unveils New 2010 Intel® Core™ Processor Family  A Multi-Year Journey to Re-invent the Notebook    2nd Generation Intel® Core™ Processor        3rd Generation Intel® Core™ Processor      4th Generation Intel® Core™ Processor      2011  2012  2013/2014     Intel® Core™ Processor          2010    1.5 minutes

     2 in 1 Momentum  +150%  Retail Sales   Source: Retail Sales (NPD / GfK)  2 in 1 Buyers Refresh Their PC ~1 Year EarlierThan Notebook Buyers  1Source: Intel  ~56%of 2 in 1 Buyers Had Considered Buying a Tablet Instead1  1.5 minutes  >10%  2 in1 Shareof 9-12”    >70 2 in 1 Designs in MarketTracking 50+ at SPP <$699

 Intel® Core™ M vs. 4 Year Old Laptop    2x Performance   Laptop Only  2x Battery Life    ½ Weight  4 Hrs with 62 Wh Battery  Performance based on SYSmark* 2014. Intel® Core™ M 5Y70 compared to Intel® Core™ i5-520UM. Weight based on Intel® Core™ M processor based 2 in1 based on Intel® FFRD Llama MountainOld PC is OEM laptop with Intel® Core™ i5-520UM and 62WHr battery, 3lbs weight, 1.1 inch thick. Tablet is based on Apple* iPad Air weight 1 lbSoftware and workloads used in performance tests may have been optimized for performance only on Intel microprocessors. Performance tests, such as SYSmark and MobileMark, are measured using specific computer systems, components, software, operations and functions. Any change to any of those factors may cause the results to vary. You should consult other information and performance tests to assist you in fully evaluating your contemplated purchases, including the performance of that product when combined with other products. For more information go to http://www.intel.com/performance   >3 Pounds   Baseline  2 Devices in 1  Your 4 Year Old Laptop  Intel® Core™ M Processor-based 2 In 1  Hold up 4 Year old PC in contrast to Core M Chi and or Yoga Pro 3  2 minutes

 Innovation at Entry Price Points  Winning in Chrome OS  Ramping in the Entry, Cost Optimized Segment  1.5 minutes  Note: MSS and volumes above are comprised of GFK/NPD WW Retail + NAR Education/Business (NPD Reseller + NPD Distributor data)  Forecast  Entry is defined as Intel Celeron and Pentium brands  Bay Trail % of Celeron®/Pentium®

     Business Client Innovation  “Our primary responsibility is to manage the customer’s environment, and Intel vPro™ technology is a requirement to have well-managed PCs.”  — Bob Berry, ITPRO    Record vPro™ Shipments in 2014  Coming in 1H 2015:  1.5 minutes  >100mu    Source: Intel

     Entry  Windows and Chrome New 14nm value(Braswell)    Business  New Core™ M 2 in 1svPro™ security & mgmt.Small biz skus      Mainstream  Continue shift to thin & light and long battery lifeRamp 14nm 5th Generation Core®  Strategy for Notebook and 2 in 1: 2015      2:1  Core™ M rampDetachable for premium tablet MSSConvertible for PC refresh      Premium  New enthusiast skusIris® & Iris Pro graphics and media   1.5 minutes

   Mini  Grow # of CPU skusEstablish consumer segment Expand mini TAM with Steambox  Strategy for Desktops: 2015       All in One  Add entry system price-pointsExpand multi-user software availabilityAccelerate portable AIO innovation      Entry  Embracing China tech ecosystemFirst time buyer programs      Business  Form factor innovationNew SMB offeringsvPro™ security & mgmt. for IT      Enthusiast  Embrace with new enthusiast skus  1.5 minutes

 “PC”=Personal ComputerStrategies and Innovation to Transform the PC are Paying Off   Key Messages: PC Computing  New User Experiences Will Accelerate PC Refresh  Performance Requirements Growing Again In Broad # of Segments

             Performance Important to Both Value and Enthusiasts  Chromebooks … Up to 2.4x* Better with IACore™ M Delivering Up to 3x* Performance vs. ARM*New Usages with 3D Cameras Enthusiast Gamers Also Going Mobile       Also, 3D camera with CPU utilization meter  3 minutes  *Source: Intel® Corporation. Data based on WebXPRT 2013Configurations:Acer* Chromebook 13 with Nvidia* Tegra* K1 – Chrome OS v38, 4GB  DDR3L SDRAM, 32GB SSD, 13.3” Display 1366x768Acer* C720 with Intel® Core™ i3-4005U Processor – Chrome OS v38, 4GB  DDR3L SDRAM, 32GB SSD, 13.3” Display 1366x768 Disclaimers: Software and workloads used in performance tests may have been optimized for performance only on Intel microprocessors. Performance tests, such as SYSmark and MobileMark, are measured using specific computer systems, components, software, operations and functions. Any change to any of those factors may cause the results to vary. You should consult other information and performance tests to assist you in fully evaluating your contemplated purchases, including the performance of that product when combined with other products. For more information go to http://www.intel.com/performanceIntel is a sponsor and member of the BenchmarkXPRT Development Community, and was the major developer of the XPRT family of benchmarks.  Principled Technologies is the publisher of the XPRT family of benchmarks.  You should consult other information and performance tests to assist you in fully evaluating your contemplated purchases.   Configuration: Intel® Core™ M-5Y10 Processor (up to 2.00GHz, 4T/2C, 4M Cache) On Intel Reference Platform. BIOS: v80.1 Graphics: Intel® HD Graphics (driver v.15.36.3650) Memory: 4 GB (2x2GB) Dual Channel LPDDR3-1600 SDD: Intel® 160GB OS: Windows* 8.1 Update RTM Samsung* Galaxy Note Pro 12.2, Qualcomm* Snapdragon S800 2.3GHz, 4T/4C, 3GB RAM  Sony* Xperia Z2 , Qualcomm* Snapdragon S801 2.33GHz, 4T/4C, 3GB RAM.

 Performance IA vs. ARM  *Source: Intel® Corporation. Data based on WebXPRT 2013Configurations:Acer* Chromebook 13 with Nvidia* Tegra* K1 – Chrome OS v38, 4GB  DDR3L SDRAM, 32GB SSD, 13.3” Display 1366x768Acer* C720 with Intel® Core™ i3-4005U Processor – Chrome OS v38, 4GB  DDR3L SDRAM, 32GB SSD, 13.3” Display 1366x768 Disclaimers: Software and workloads used in performance tests may have been optimized for performance only on Intel microprocessors. Performance tests, such as SYSmark and MobileMark, are measured using specific computer systems, components, software, operations and functions. Any change to any of those factors may cause the results to vary. You should consult other information and performance tests to assist you in fully evaluating your contemplated purchases, including the performance of that product when combined with other products. For more information go to http://www.intel.com/performanceIntel is a sponsor and member of the BenchmarkXPRT Development Community, and was the major developer of the XPRT family of benchmarks.  Principled Technologies is the publisher of the XPRT family of benchmarks.  You should consult other information and performance tests to assist you in fully evaluating your contemplated purchases.   Up to 2.4X*  Up to 3X*  Intel® Core™ i3 Processor Performance on Chromebook™  Intel® Core™ M Processor Performance   WebXPRT 2013 Benchmark  WebXPRT 2013 Benchmark  Configuration: Intel® Core™ M-5Y10 Processor (up to 2.00GHz, 4T/2C, 4M Cache) On Intel Reference Platform. BIOS: v80.1 Graphics: Intel® HD Graphics (driver v.15.36.3650) Memory: 4 GB (2x2GB) Dual Channel LPDDR3-1600 SDD: Intel® 160GB OS: Windows* 8.1 Update RTM Samsung* Galaxy Note Pro 12.2, Qualcomm* Snapdragon S800 2.3GHz, 4T/4C, 3GB RAM  Sony* Xperia Z2 , Qualcomm* Snapdragon S801 2.33GHz, 4T/4C, 3GB RAM.

       Launched Intel® Core™ i7-4790K Processor “Devil’s Canyon” at Computex 2014  Intel’s first 4GHz 4C processorCompletely over-clockable   Launched Intel® Core™ i7-5960X Processor Extreme Edition “Haswell-E” at PAX 2014  Intel’s first 8-Core, 16-Thread processorUp to 40 lanes of PCIe 3.0, enabling up to 4 discrete gfx cards  Source: Intel estimates, IDC, DFC International 2014  Enthusiast Segment What a Difference a Year Makes…   1.5 minutes

                                                                                                                                   2006  2007  2008  2009  2010  2011  2012  2013  Source: *Intel estimates. 3DMark06                Increasing Intel Graphics Performance    2nd Gen Intel® Core™  3rd Gen Intel® Core™  4th Gen Intel® Core™  ~100X* Increase  80x  70x  60x  50x  40x  30x  20x  10x  Baseline  5th Gen Intel® Core™  1.5 minutes

 Leadership Products Continuing on Track    Great Productivity and Multi-tasking for Notebooks and 2 in 1 PCs.  5th Generation Core    Next Generation Celeron/Pentium  Delivering Leading Value at Entry Price Points(Braswell)    Intel® Core™ M Processor  Razor-thin Laptop Meets Ultra-fast Tablet  Spring ’15  2H ’15    6th Gen Intel Core Processors  New Micro-architectureon 14nm(Skylake)  2H ’15  Holiday’14  2 minutes

 “PC”=Personal ComputerStrategies and Innovation to Transform the PC are Paying Off   Key Messages: PC Computing  New User Experiences Will Accelerate PC Refresh  Performance Requirements Growing Again In Broad # of Segments

                 Why Focus on User Experience?  PC RefreshIntel Tablet InnovationASP UpliftBrand Relevance  1.5 minutes

       Improving the Client User Experience    NO WIRES    NO PASSWORDS     NATURAL USER INTERFACE  2 minutes

 Delivering a No Wires Experience                                              Wireless Display  Wireless Charging  Wireless Docking  Wireless Data    Demo No Wires Combo, docking, charging and WiGiG  3minutes

  3D Camera Usages  Great Hardware + Great Software                Interact(NUI)  Play(3D Gaming)  Learn(Education)  Collaborate(Background Removal)  Capture & Share (Real Time)  Enhanced Video(Depth)  Enhanced Photo(Focus)  Demo 3D Ivy Cam, Avatar with Face Tracking  3 minutes

     Intel® RealSense™ 3D Camera ISV Momentum  Strong ISV Momentum, Tracking ~65 Applications and More Coming  * Other brands and names are the property of their respective owners.  1.5 minutes

 “PC”=Personal ComputerStrategies and Innovation to Transform the PC are Paying Off   Summary: PC Computing  New User Experiences Will Accelerate PC Refresh  Performance Requirements Growing Again In Broad # of Segments  1 minutes

 Legal Disclaimers  Software and workloads used in performance tests may have been optimized for performance only on Intel microprocessors. Performance tests, such as SYSmark and MobileMark, are measured using specific computer systems, components, software, operations and functions. Any change to any of those factors may cause the results to vary.  You should consult other information and performance tests to assist you in fully evaluating your contemplated purchases, including the performance of that product when combined with other products. Intel technologies may require enabled hardware, specific software, or services activation. Check with your system manufacturer or retailer.Tests document performance of components on a particular test, in specific systems. Differences in hardware, software, or configuration will affect actual performance. Consult other sources of information to evaluate performance as you consider your purchase.  For more complete information about performance and benchmark results, visit http://www.intel.com/benchmarks  All dates, forecasts and products specified in this presentation are subject to change without notice.  This presentation will not be updated to reflect any such changes. Copyright 2014 Intel Corporation. *Other names and brands may be claimed as the property of others.

 Risk Factors  The statements in the presentations and other commentary that refer to plans and expectations for the fourth quarter, the year and the future are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should” and their variations identify forward-looking statements. Statements that refer to or are based on projections, uncertain events or assumptions also identify forward-looking statements. Many factors could affect Intel’s actual results, and variances from Intel’s current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements. Intel presently considers the following to be important factors that could cause actual results to differ materially from the company’s expectations.  Demand for Intel’s products is highly variable and could differ from Intel’s expectations due to factors including changes in the business and economic conditions; consumer confidence or income levels; customer acceptance of Intel’s and competitors’ products;  competitive and pricing pressures, including actions taken by competitors; supply constraints and other disruptions affecting customers; changes in customer order patterns including order cancellations; and changes in the level of inventory at customers.Intel’s gross margin percentage could vary significantly from expectations based on capacity utilization; variations in inventory valuation, including variations related to the timing of qualifying products for sale; changes in revenue levels; segment product mix; the timing and execution of the manufacturing ramp and associated costs; excess or obsolete inventory; changes in unit costs; defects or disruptions in the supply of materials or resources; and product manufacturing quality/yields.  Variations in gross margin may also be caused by the timing of Intel product introductions and related expenses, including marketing expenses, and Intel’s ability to respond quickly to technological developments and to introduce new features into existing products, which may result in restructuring and asset impairment charges. Intel operates in highly competitive industries and its operations have high costs that are either fixed or difficult to reduce in the short term.  The declaration and rate of dividend payments and the amount and timing of Intel’s stock buyback program are at the discretion of Intel’s board of directors, and plans for future dividends and stock buy backs and could be affected by changes in Intel’s priorities for the use of cash, such as operational spending, capital spending, acquisitions, and because of changes to Intel’s cash flows and changes in tax laws.Intel’s expected  tax rate is based on current tax law and current expected income and may be affected by the jurisdictions in which profits are determined to be earned and taxed; changes in the estimates of credits, benefits and deductions; the resolution of issues arising from tax audits with various authorities, including payment of interest and penalties; and the ability to realize deferred tax assets.  Gains or losses from equity securities and interest and other could vary from expectations depending on gains or losses on the sale, exchange, change in the fair value or impairments of debt and equity investments; interest rates; cash balances; and changes in fair value of derivative instruments. Intel's results could be affected by adverse economic, social, political and physical/infrastructure conditions in countries where Intel, its customers or its suppliers operate, including military conflict and other security risks, natural disasters, infrastructure disruptions, health concerns and fluctuations in currency exchange rates.  Intel’s results could be affected by the timing of closing of acquisitions, divestitures and other significant transactions.Intel's results could be affected by adverse effects associated with product defects and errata (deviations from published specifications), and by litigation or regulatory matters involving intellectual property, stockholder, consumer, antitrust, disclosure and other issues. An unfavorable ruling could include monetary damages or an injunction prohibiting Intel from manufacturing or selling one or more products, precluding particular business practices, impacting Intel’s ability to design its products, or requiring other remedies such as compulsory licensing of intellectual property.A detailed discussion of these and other factors that could affect Intel’s results is included in Intel’s SEC filings, including the company’s most recent Form 10-Q, Form 10-K and earnings release.